SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 17, 2019

VARIAN MEDICAL SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7598	94-2359345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Hansen Way, Palo Alto, CA	94304-1030
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(650) 493-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $1 par value	VAR	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 16, 2019, the Board of Directors of Varian Medical Systems, Inc. (the “Company”) appointed Dr. Phillip Febbo, Chief Medical Officer of Illumina, Inc., to the Board effective August 17, 2019.

The Board did not determine on which committees of the Board Dr. Febbo would serve. Dr. Febbo is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

In accordance with the Company’s current program for compensation of non-employee directors, Dr. Febbo is eligible to receive an annual cash retainer in the amount of $100,000 and equity compensation in the form of restricted stock units for shares of the Company’s common stock having a value of $165,000. For 2019, Dr. Febbo will receive a cash retainer of $37,808 and equity compensation in the form of restricted stock units for shares of the Company’s common stock having a value of $62,384, which reflect his partial year of service for 2019. The equity compensation is expected to be granted on November 21, 2019.

On August 21, 2019, the Company issued a press release regarding the appointment of Dr. Febbo to the Board, a copy of which is attached as Exhibit 99.1 and incorporated by reference.

Item 8.01. Other Events.

The Company announced on August 21, 2019 that it had completed the acquisition of embolic bead assets from Boston Scientific Corporation. A copy of the press release is attached as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release entitled “Dr. Phil Febbo Named to Varian Board of Directors” dated August 21, 2019.

99.2	Press Release entitled “Varian Completes Purchase of Embolic Bead Asset” dated August 21, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Varian Medical Systems, Inc.

By:	/s/ John W. Kuo
Name:	John W. Kuo
Title:	Senior Vice President, General Counsel and Corporate Secretary

Dated: August 21, 2019

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